[Alcoa logo] October 9, 2007 3 Quarter 2007 Analyst Conference Exhibit 99.2 rd

2
[Alcoa logo]
Today’s discussion may include “forward-looking statements”
within the meaning of the Private Securities Litigation Reform
Act of 1995.  Such statements relate to future events and
expectations and involve known and unknown risks and
uncertainties.  Alcoa’s actual results or actions may differ materially from those projected in the forward-looking
statements.  For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended December 31, 2006 and Forms 10-Q for the
quarters ended March 31, 2007 and June 30, 2007 filed with the
Securities and Exchange Commission.
Forward Looking Statements

[Alcoa logo] Chairman and Chief Executive Officer Alain J.P. Belda

4
[Alcoa logo]

rd
Quarter 2007 Portfolio Management
– Monetized Chalco investment
– Increased the share repurchase program from
10% up to 25%
– Committed to moving forward with the Packaging
and Auto Castings businesses sale process

5
[Alcoa logo]
Chalco Investment Monetized
0
500
1,000
1,500
2,000
2,500
Date Alcoa Shares Investment ($M)
12/12/01 828.2 146.5
1/11/02 840.2 2.1
1/6/04 884.2 31.9
Total Investment ($M)
180.5
Investment Performance Alcoa’s Chalco Position
Total Annualized
Total Shareholder Return 1050% 44%
Price Appreciation 989% 42%
Transaction yields $2.0 billion in proceeds

6 [Alcoa logo] Source: IAI and LME Global Days of Consumption 6

7 [Alcoa logo] Primary Aluminum Consumption Growth Rates Source: Alcoa analysis 7

8 [Alcoa logo] China Aluminum Balance Source: China State Statistics Bureau 8

9 [Alcoa logo] Source: Alcoa analysis Supply / Demand Projections 9

10 [Alcoa logo] Global Market Dynamics 10

11 [Alcoa logo] Strategic Initiatives Update 11

12 [Alcoa logo] 2007 Financial Targets 12

[Alcoa logo] Executive Vice President and Chief Financial Officer Charles D. McLane

14
[Alcoa logo]
3
rd
Quarter 2007 Financial Overview
– Income from continuing operations of $558m or $0.64
per share
– Revenues of $7.4b
– Cash from operations of $592m
– Debt-to-cap at 29%
– Trailing four quarters ROC of 11.8%
– Chalco share sale and portfolio restructuring

15
[Alcoa logo]
2
nd
Quarter vs. 3
rd
Quarter Comparison
Please see slide 19 and 39 for a reconciliation of income from continuing operations excluding restructuring and transaction costs for the third and second quarters of 2007, respectively.

16
[Alcoa logo]
3
rd
Quarter 2007 Financial Overview
$ In Millions 2Q'07 3Q'07 Change
Sales $8,066 $7,387 ($679)
Cost of Goods Sold $6,178 $5,910 ($268)
   % of Sales 76.6% 80.0% 3.4 pts.
SG&A $367 $365 ($2)
   % of Sales 4.5% 4.9% 0.4 pts.
Restructuring and Other Charges ($57) $577 $634
Interest Expense $86 $151 $65
Other Income, Net ($60) ($1,731) ($1,671)
Effective Tax Rate 30.0% 63.0% 33 pts.
Minority Interests $110 $76 ($34)
GAAP Net Income
$715 $555 ($160)
Loss from Discontinued Operations
($1) ($3) ($2)
GAAP Income From Continuing Operations
$716 $558 ($158)

17
[Alcoa logo]
Income from continuing operations – excluding restructuring and other charges and transaction costs is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges and transaction costs. There can be no assurances that additional restructuring and other charges and transaction costs will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both income from continuing operations determined under GAAP as well as income from continuing operations – excluding restructuring and other charges and transaction costs.
3
rd
Quarter 2007 Financial Overview

18 [Alcoa logo] 3rd Quarter Tax Rate Reconciliation 18

19
[Alcoa logo]
3Q’07 2Q’07 3Q’06
1,937 1,990 2,205 3   Party Shipments (kmt)
3,775 3,799 3,890 Production (kmt)
664 712 733 3 Party Revenue ($MM)
215 276 271 ATOI ($MM)
Hurricane Dean impact at Jamalco
Higher energy costs
Unfavorable currency
2Q technology royalty not repeated
Alumina
3
rd
Quarter Highlights
4
th
Quarter Outlook
Prices to follow approximate two-month
lag
Anticipate 2-3% production increase
sequentially
Pressure from fuel oil and natural gas
prices continue
Australian dollar risk
3
rd
Quarter Business Conditions
$100
$120
$140
$160
$180
$200
$220
$240
$260
$280
$300
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
ATOI Total Revenue

rd
rd

[Alcoa logo]
3
rd
Quarter Highlights
283 462 346 ATOI ($MM)
2,734 2,879 2,620 3 Party Price ($/MT)
1,600 1,746 1,476 3 Party Revenue ($MM)
3Q’07 2Q’07 3Q’06
584 565 535 3 Party Shipments (kmt)
934 901 895 Production (kmt)
Primary Metals
4
th
Quarter Outlook
3
rd
Quarter Business Conditions
Lower realized pricing sequentially
Tennessee and Rockdale curtailment
costs
Iceland start-up costs
Seasonal energy increases
Unfavorable currency
Average Sept. cash LME = $2,391/MT
Anticipate 3% production increase
sequentially
Iceland start-up costs at same level
Tennessee and Rockdale at full strength
by year end
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
$1,500
$1,700
$1,900
$2,100
$2,300
$2,500
$2,700
$2,900
$3,100
$3,300
$3,500
ATOI Total Revenue
20
rd
rd
rd

[Alcoa logo]
Seasonality impact
Distributor de-stocking
Bohai pre-operating costs
Flat-Rolled Products
3
rd
Quarter Highlights
4
th
Quarter Outlook
3
rd
Quarter Business Conditions
Continued short-term impact of
distributor de-stocking
Continued weakness in the North
American and European distribution
market
$0
$20
$40
$60
$80
$100
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
$1,500
$1,600
$1,700
$1,800
$1,900
$2,000
$2,100
$2,200
$2,300
$2,400
ATOI Third Party Revenue
21
3Q’07 2Q’07 3Q’06
61 93 48 ATOI ($MM)
2,309 2,344 2,115
3
rd
Party Revenue
($MM)

22
[Alcoa logo]
(7) (5) (2) Other
105
118
(8)
2Q’07
Total
Investment Castings,
Forgings,  Fasteners
AFL, Auto Castings and
Structures
75
86
(9)
3Q’06
60
102
(35)
3Q’07
Negative impact of seasonality
Statutory tax rate change and costs
related to the restructuring in AFL
Continued productivity improvement in
the Investment Castings and Fasteners
business
Engineered Solutions
ATOI ($MM) 3
rd
Quarter Business Conditions
4
th
Quarter Outlook
Continued short-term impact of
distributor de-stocking
Decline in Class 8 truck will be
marginally more pronounced vs. 3
rd
quarter
Restructuring will begin to improve AFL
results
$0
$20
$40
$60
$80
$100
$120
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
$1,500
ATOI Third Party Revenue

23
[Alcoa logo]
(7) 29 2
Soft Alloy Joint Venture
and Other
3Q’07 2Q’07 3Q’06
13 46 16 Total
20 17 14
Global Hard Alloy
Extrusions, Building &
Construction Systems
and Russia
Soft Alloy joint venture depreciation re-
started
Seasonality in the Soft Alloy joint venture
Commercial building and construction
market remained strong
Extruded and End Products
ATOI ($MM) 3
rd
Quarter Business Conditions
4
th
Quarter Outlook
Some recovery in the Soft Alloy volume
likely
Anticipate Hard Alloy and Building
Construction Systems to remain strong
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
ATOI Third Party Revenue

24
[Alcoa logo]
0 (2) (2) Other
37
(1)
40
2Q’07
Total
Reynolds Food Packaging
and Flexible Packaging
Closure Systems and
Consumer Products
24
(4)
30
3Q’06
36
0
36
3Q’07
Packaging and Consumer
ATOI ($MM) 3
rd
Quarter Business Conditions
4
th
Quarter Outlook
Normal seasonal decrease in Closures
Normal seasonal increase in Consumer
Products
Continued year over year productivity
improvement
– Year over year productivity improvement
in all businesses
– Slight sequential seasonality impact
$0
$10
$20
$30
$40
$50
$60
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
$500
$600
$700
$800
$900
ATOI Third Party Revenue

25
[Alcoa logo]
3
rd
Quarter 2007 Cash Flow Review
$ In Millions 3Q'06 3Q'07
Net Income $537 $555
DD&A 324 338
Change in Working Capital 25 207
Other Adjustments 104 (302)
Pension Contributions (242) (206)
Cash From Operating Activities 748 592
Dividends to Shareholders (130) (150)
Change in Debt 334 (494)
Dividends to Minority Interests (81) (106)
Contributions from Minority Interests 24 152
Share Repurchases (80) (1,295)
Share Issuances 5 391
Other Financing Activities 1 41
Cash From Financing Activities 73 (1,461)
Capital Expenditures (737) (941)
Sale of Investments 0 1,954
Other Investing Activities 17 (5)
Cash From Investing Activities ($720) $1,008

26
[Alcoa logo]
Share Repurchase Program
Based on 870M Shares Outstanding
As of January 19, 2007
5% repurchased as of 3Q’07
15% additional
authorized
–
10% repurchase program
authorized January 2007
–
~43M shares repurchased
through 3Q’07
–
Authorization for increase
of repurchase program to
25%
Timeline
5% remaining on Jan ’07 Program
Overview
130M
43M
44M

27
[Alcoa logo]
Tony Thene
Director, Investor Relations
Alcoa
390 Park Avenue
New York, N.Y. 10022-4608
Telephone:  (212) 836-2674
Facsimile:  (212) 836-2813
www.alcoa.com
For Additional Information, Contact:

28 [Alcoa logo] [Alcoa logo] 28

29 [Alcoa logo] APPENDIX [Alcoa logo] 29

30
[Alcoa logo]
(1) Certain amounts for the first and second quarter of 2006 have been reclassified to Other so that this line reflects only the impact of LIFO.  Presenting the Impact of
LIFO as a separate line in the Reconciliation of ATOI started in the third quarter of 2006.
Financial information for the first and second quarter of 2006 has been reclassified to reflect the movement of the home exteriors business to discontinued operations in the third quarter of 2006.
Reconciliation of ATOI to
Consolidated Net Income
$     555 $     715 $     662 $  2,248 $     359 $     537 $     744 $     608 Consolidated net income
456 (50) (10) 104 10 (7) 51 50 Other
(3) (1) (11) 87 101 (3) (5) (6) Discontinued operations
(311) 21 (18) (379)   (386) 2 6   (1) Restructuring and other charges
(101) (101) (86) (317) (82) (64) (82) (89) Corporate expense
(76) (110) (115) (436) (98) (109) (124) (105) Minority interests
(98) (56) (54) (250) (61) (66) (63) (60) Interest expense
10 9 11 58 14 23 10 11 Interest income
10 (16) (27) (170) (66) (19) (49) (36) Impact of LIFO (1)
Unallocated amounts (net of tax):
$     668 $  1,019 $     972 $  3,551 $     927 $     780 $  1,000 $     844 Total segment ATOI
3Q07 2Q07 1Q07 2006 4Q06 3Q06 2Q06 1Q06

[Alcoa logo]
Return on Capital (ROC) is presented based on Bloomberg Methodology which calculates ROC based on trailing four quarters.
Reconciliation of Return on Capital
31
3Q'07 2Q'07 1Q'07 4Q'06 3Q'06 2Q'06 1Q'06 4Q'05 3Q'05 2Q'05 1Q'05
Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg
(In Millions)
Method Method Method Method Method Method Method Method Method Method Method
Net income $2,291 $2,273 $2,302 $2,248 $2,113 $1,865 1,581 $1,233 $1,270 $1,271 $1,215
Minority interests $399 $432 $446 $436 $418 $368 304 $259 $230 $239 $252
Interest expense (after-tax)
$246 $270 $281 $291 $272 $268 $274 $261 $263 $234 $206
Numerator (sum total)
$2,936 $2,975 $3,029 $2,975 $2,803 $2,501 $2,159 $1,753 $1,763 $1,744 $1,673
Average Balances
Short-term borrowings $497 $451 $441 $386 $349 $303 $342 $279 $155 $152 $185
Short-term debt $525 $359 $360 $451 $449 $55 $53 $58 $272 $273 $269
Commercial paper $1,275 $1,169 $972 $1,192 $1,678 $1,501 $1,652 $771 $581 $553 $815
Long-term debt $5,390 $5,709 $5,767 $4,861 $4,915 $5,333 $5,243 $5,309 $5,746 $5,920 $6,023
Preferred stock $55 $55 $55 $55 $55 $55 $55 $55 $55 $55 $55
Minority interests $1,927 $1,809 $1,669 $1,583 $1,416 $1,340 $1,280 $1,391 $1,332 $1,253 $1,263
Common equity $15,255 $15,571 $14,621 $13,947 $14,120 $13,834 $13,611 $13,282 $13,045 $12,761 $12,766
Denominator (sum total)
$24,924 $25,123 $23,885 $22,475 $22,982 $22,421 $22,236 $21,144 $21,185 $20,967 $21,376
Return on Capital 11.8% 11.8% 12.7% 13.2% 12.2% 11.2% 9.7% 8.3% 8.3% 8.3% 7.8%

[Alcoa logo]
Return on capital, excluding growth investments is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because it provides greater insight with respect to the underlying operating performance of the company’s productive assets.  The company has significant growth investments underway in its upstream and downstream businesses, as previously noted, with expected completion dates over the next several years.  As these investments generally require a period of time before they are productive, management believes that a return on capital measure excluding these growth investments is more representative of current operating performance.
Reconciliation of Adjusted Return on Capital
32
3Q'07 2Q'07 1Q'07 4Q'06 3Q'06 2Q'06 1Q'06 4Q'05 3Q'05 2Q'05 1Q'05
Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg
(In Millions) Method Method Method Method Method Method Method Method Method Method Method
Numerator (sum total) $2,936 $2,975 $3,029 $2,975 $2,803 $2,501 $2,159 $1,753 $1,763 $1,744 $1,673
Russia, Bohai, and Kunshan
net losses ($57) ($51) ($79) ($74) ($85) ($78) ($86) ($71) ($48) ($41) ($12)
Adjusted numerator
$2,993 $3,026 $3,108 $3,049 $2,888 $2,579 $2,245 $1,824 $1,811 $1,785 $1,685
Average Balances
Denominator (sum total) $24,924 $25,123 $23,885 $22,475 $22,982 $22,421 $22,236 $21,144 $21,185 $20,967 $21,376
Capital projects in progress and
Russia, Bohai, and Kunshan
capital base $4,430 $4,521 $3,945 $3,655 $2,540 $2,330 $2,139 $1,913 $1,776 $1,478 $1,403
Adjusted denominator $20,494 $20,602 $19,940 $18,820 $20,442 $20,091 $20,097 $19,231 $19,409 $19,489 $19,973
Return on capital, excluding
growth investments
14.6% 14.7% 15.6% 16.2% 14.1% 12.8% 11.2% 9.5% 9.3% 9.2% 8.4%

[Alcoa logo]
Reconciliation of EBITDA Margin
33
Year ended
December 31,
2006
Ninemonths
ended
September30,
2007
Year ended
December 31,
2006
Ninemonths
ended
September30,
2007
Year ended
December 31,
2006
Ninemonths
ended
September30,
2007
Flat
-
Rolled Products Extruded and End Products
Engineered Solutions
After-tax operating income (ATOI)(1) $     255 $     216 $       60 $     93 $     331 $     258
Add: Income taxes 68 90 18 45 101 129
Less: Other income and (expenses), net (2) (26) (6) 2 24 (5) –
Net margin 349 312 76 114 437 387
Add: Depreciation, depletion , and amortization 219 168 118 30 169 129
Earnings before interest, taxes, depreciation,
and amortization (EBITDA) (3) $     568 $     480 $     194 $     144 $     606 $     516
Third-party sales $  8,297 $  6,928 $  4,419 $  2,703 $  5,456 $  4,334
Intersegment sales 246 182 99 81 – –
Total Sales $  8,543 $  7,110 $  4,518 $  2,784 $  5,456 $  4,334
EBITDA Margin (4) 6.6% 6.8% 4.3% 5.2% 11.1% 11.9%
(1) See Slide 33 for a reconciliation of segment ATOI to consolidated net income.
(2) Other income and (expenses), net, include equity income (loss), gain or loss on sale of assets, markto-market activities and otheritems. -to-market activities and otheritems.
(3) Alcoa’s definition of EBITDA is net margin plus depreciation, depletion, and amortization.  Net margin is equivalent to sales minus the following items: cost of goods sold; selling, general administrative, and other expenses; and research and development expenses.
(4) EBITDA Margin is calculated by dividing EBITDA by Total Sales.

34
[Alcoa logo]
Reconciliation of EBITDA Margin – P&C
Year ended
December 31,
2006
Nine months
ended
September 30,
2007
Packaging and Consumer:
After-tax operating income (ATOI) (1) $       95 $       92
Add: Income taxes         33        41
Less: Other income and (expenses), net (2)            6            2
Net margin      122      131
Add: Depreciation, depletion, and amortization        124          89
Earnings before interest, taxes, depreciation, and
amortization (EBITDA) (3)
$     246
$     220
Third-party sales $  3,235 $  2,401
EBITDA Margin (4) 7.6% 9.2%
(1) See Slide 33 for a reconciliation of segment ATOI to consolidated net income.
(2) Other income and (expenses), net, include equity income (loss), gain or loss on sale of assets, mark-to-market activities and other items.
(3) Alcoa’s definition of EBITDA is net margin plus depreciation, depletion, and amortization.  Net margin is equivalent to sales minus the following items: cost of goods sold; selling, general administrative, and other expenses; and research and development expenses.
(4) EBITDA Margin is calculated by dividing EBITDA by Third-party Sales.

35
[Alcoa logo]
45.3 43.1 47.7
Days of Working Capital
$   7,387 $   8,066 $   7,631 Sales
$   3,638 $   3,819 $   3,956 Working Capital
2,649 2,388 2,209 Less: Accounts payable, trade
3,311 3,216 3,363 Add: Inventories
$   2,976 $   2,991 $   2,802 Receivables from customers, less allowances
September 30,
2007
June 30,
2007 (a)
September 30,
2006 (a)
Quarter ended
Days of Working Capital = Working Capital divided by (Sales/number of days in the quarter)
(a) Certain financial information for the quarters ended September 30, 2006 and June 30, 2007 has been reclassified to reflect the movement of the automotive castings and packaging and consumer businesses to held for sale in the third quarter of 2007.  Also, certain financial information for the quarter ended September 30, 2006 has been reclassified to reflect the movement of the soft alloy extrusions business to held for sale in the fourth quarter of 2006.
Days of Working Capital

[Alcoa logo]
Reconciliation of Income, excluding Restructuring
Charges & Transaction Costs
Income from continuing operations – excluding restructuring and other charges and transaction costs is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges and transaction costs. There can be no assurances that additional restructuring and other charges and transaction costs will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both income from continuing operations determined under GAAP as well as income from continuing operations – excluding restructuring and other charges and transaction costs.
* Transaction costs (investment banking, legal, audit-related, and other third-party expenses related to the Alcan offer) are included in Selling, general administrative, and other expenses on the Condensed Statement of Consolidated Income.
$   712
Income from
continuing
operations   –
excluding
restructuring and
other charges and
transaction costs
(21)
Restructuring and
other charges
17 Transaction costs*
716
Income from
continuing
operations
(1)
Loss from
discontinued
operations
$   715      Net income
2Q07
Quarter ended
36